Supplement dated May 1, 2010
to Prospectuses dated May 1, 2010 for

Pruco Life Variable Universal Account
Pruco Life of New Jersey Variable Appreciable Account

with respect to

MPremierSM Variable Life Insurance Contracts

The names of the following Funds change effective May 1, 2010.

•	Brandes International Equity Fund changed to M International Equity Fund.

•	Frontier Capital Appreciation Fund changed to M Capital Appreciation Fund.

•	Business Opportunity Value Fund changed to M Business Opportunity Value Fund.

See the attached Fund prospectuses for more information relating to the available investment options for MPremier Variable Universal Life contracts.

MPVULSUP102 Ed. 5/2010